                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             TECHNICLONE CORPORATION
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

                 ...............................................................

        2)       Aggregate number of securities to which transaction applies:

                 ...............................................................

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

                 ...............................................................

        4)       Proposed maximum aggregate value of transaction:

                 ...............................................................
        *Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]      Fee previously paid by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously paid:

                 ...............................................................

         2)       Form, Schedule or Registration Statement No.:

                 ...............................................................

         3)       Filing Party:

                 ...............................................................

         4)       Date Filed:

                 ...............................................................

                             TECHNICLONE CORPORATION
                              14282 FRANKLIN AVENUE
                          TUSTIN, CALIFORNIA 92780-7017
                                 (714) 508-6000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 24, 2000

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of TECHNICLONE CORPORATION, a Delaware corporation (the "Company"), will be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine California 92612 on October 24, 2000, at 10:00 A.M., Pacific Time, for the following purposes, as more fully described in the accompanying Proxy Statement:

         (1) To elect the following four (4) nominees to serve as Directors until the next annual meeting of stockholders or until their successors are elected and have qualified:


                            Carlton M. Johnson
                            Edward J. Legere
                            Eric S. Swartz
                            Clive R. Taylor, M.D., Ph.D.

         (2) To amend the Company's Certificate of Incorporation to reflect a change in the Company's name to Peregrine Pharmaceuticals, Inc.

         (3) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending April 30, 2001; and

         (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Only stockholders of record at the close of business on August 25, 2000, will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                            By Order of the Board of Directors



                                            /S/ Paul J. Lytle
                                            -----------------
                                            Paul J. Lytle,
                                            Vice President, Finance & Accounting
                                            Corporate Secretary

September 8, 2000

         PROXY ATTACHED. YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them an original proxy or letter from that broker or other nominee confirming their ownership of shares and to provide evidence of whether such stockholders have voted previously at this meeting.

                             TECHNICLONE CORPORATION
                              14282 FRANKLIN AVENUE
                          TUSTIN, CALIFORNIA 92780-7017

                             _____________________

                                 PROXY STATEMENT
                             _____________________


            THIS PROXY MATERIAL IS FIRST BEING MAILED TO STOCKHOLDERS
                              ON SEPTEMBER 11, 2000

                             _____________________

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 24, 2000
                             _____________________


GENERAL INFORMATION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of TECHNICLONE CORPORATION, a Delaware corporation ("Techniclone" or the "Company"), for use at its 2000 Annual Meeting of Stockholders to be held on October 24, 2000, at 10:00 A.M., Pacific Time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612.

REVOCABILITY OF PROXIES

         Holders of shares of common stock of the Company ("Stockholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a Stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company at 14282 Franklin Avenue, Tustin, California 92780-7017, in writing prior to or at the meeting or by attending the meeting and voting in person. Any Stockholder, who holds stock in the name of a broker or other nominee, who desires to revoke a previously executed proxy or vote in person at the meeting must furnish or bring with them an original proxy, if such person has not yet voted at this meeting, or a copy of any proxy previously voted. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of Directors named in this Proxy Statement and "FOR" the amendment to the Company's Certificate of Incorporation to reflect the change in the Company's name to Peregrine Pharmaceuticals, Inc., and "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 30, 2001.

VOTING SECURITIES, RECORD DATE, AND QUORUM

         The Company has one class of voting securities outstanding, common stock, par value $0.001, (the "Common Stock"). Stockholders of record as of the close of business on August 25, 2000 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of August 25, 2000, there were 95,230,511 shares of Common Stock outstanding and entitled to vote. Each Stockholder is entitled to one vote for each share of Common Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Under Delaware law, the four (4) nominees receiving the highest number of votes will be elected as Directors at the Annual Meeting. As a result, proxies voted to "Withhold Authority," which will be counted, and broker non-votes, which will not be counted, will have no practical effect. Under the General Corporation Law of the State of Delaware, with respect to votes cast on matters other than the election of Directors that require the affirmative vote of a majority of the shares present and voting at the annual meeting, or the affirmative vote of a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as votes against a proposal. Stockholders are not entitled to cumulate their votes in the election of Directors.

SOLICITATION AND VOTING PROCEDURES

         This Proxy Statement and the accompanying PROXY CARD are being mailed to stockholders on or about September 11, 2000. The Company has retained the services of Corporate Investor Communications, Inc. ("CIC") to assist in the mailing and tabulation of proxies from brokers and nominees for the Annual Meeting. The estimated costs for these services is approximately $5,000 and will be borne by the Company, excluding postage. These costs exclude salary and other incidental costs normally expended for solicitation of this proxy by officers and employees. It is contemplated that this solicitation of proxies will be made exclusively by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, CIC, directors, officers and employees of the Company may communicate with stockholders, brokerage houses and others by telephone, fax, e-mail, or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Directors are elected at each annual Stockholders' meeting to serve until the next annual meeting or until their successors are elected. On August 17, 2000, the Board of Directors unanimously consented to reduce the authorized number of Directors from five to four. Accordingly, the Board of Directors proposes the election of four (4) Directors at the Meeting. Unless authority to vote for Directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Meeting "FOR" the election of the nominees presented below. Under Delaware law, the four (4) nominees receiving the highest number of votes will be elected as Directors at the Meeting. As a result, proxies voted to "Withhold Authority," which will be counted, and broker non-votes, which will not be counted, will have no practical effect.

         Each of the nominees is an incumbent Director. Each of the nominees has consented to serve as a Director for the ensuing year. If any nominee becomes unavailable for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.

         The names and certain information concerning the persons to be nominated for election as Directors are set forth below.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

         CARLTON M. JOHNSON was appointed a Director on November 3, 1999. Mr. Johnson is in-house legal counsel for Swartz Investments, LLC. Mr. Johnson has practiced law in Alabama since 1986, Florida since 1988, and Georgia since 1997. He has been a shareholder in the Pensacola, Florida AV rated law firm of Smith, Sauer, DeMaria & Johnson and as President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and Juris Doctor at Samford University - Cumberland School of Law.

         EDWARD J. LEGERE was re-appointed as a Director on December 29, 1999. Mr. Legere served as a Director from October 28, 1992 until September 8, 1998 when he resigned from his position for personal reasons. Mr. Legere has been President of Unified Management Corp., a business management, trade and consulting company, since September of 1992. Mr. Legere has been general partner of Legere Enterprises, Ltd., a biotechnology investment company located in Las Vegas, Nevada and an affiliate of Techniclone (by stock ownership) since December of 1991 and is also the general partner of Biotechnology Development, Ltd., a biotechnology development and marketing company located in Las Vegas, Nevada. Mr. Legere holds a B.S. degree in international business from Florida Atlantic University in Boca Raton, Florida and a M.B.A. from the University of Chicago, Chicago, Illinois.

         ERIC S. SWARTZ was appointed a Director on November 3, 1999. Mr. Swartz is the founder and President of Swartz Investments, LLC, which he started in 1993. Mr. Swartz was previously a Vice President at Bear Stearns & Co. specializing in foreign institutional equity investments in U.S. securities. Prior to that, Mr. Swartz was a Vice President with Oppenheimer & Co., involved in overseas placements of equity and debt for institutions in Germany, Austria, Switzerland, France, Australia, and New Zealand. Mr. Swartz has approximately 17 years of experience in the securities business.

         CLIVE R. TAYLOR, M.D., PH.D. has served as a Director of the Company since November 2, 1988. He is professor of pathology at the University of Southern California, Chairman of the Department of Pathology and Dean of Educational Affairs. Currently, Dr. Taylor serves as a Director of Laboratories for the Los Angeles County Medical Center and is on the attending staff of the Kenneth Norris, Jr. Cancer Hospital and Research Institute. Dr. Taylor also serves as director on three privately held companies. He received his M.D. degree from Cambridge University and his Ph.D. from Oxford University and is board certified by the American Board of Pathology in Anatomic and Clinical Pathology.

DIRECTORS COMPENSATION

         Directors who also are Company employees receive no compensation for serving as Directors. No compensation is paid for attending meetings of Committees of the Board of Directors on which Directors serve. Pursuant to the Company's 1993 Employee Stock Option Plan ("1993 Plan"), each non-employee Director receives on an annual basis an option to purchase 2,000 shares of Common Stock at an exercise price that is equal to the fair market value of the shares on the date of grant. These options vest twenty percent (20%) on the first anniversary of the date of grant and 1/60 of the remaining amount each month thereafter. Pursuant to the Company's 1996 Stock Incentive Plan ("1996 Plan"), each new Director of the Company who is neither an employee nor an executive officer of the Company is automatically granted a Nonqualified Stock Option to purchase 10,000 shares of Common Stock upon commencement of service as a non-employee Director and a Nonqualified Option to purchase 5,000 shares of Common Stock at the end of each fiscal year during which such non-employee Director has served at least six months. Each of the incumbent Directors has waived their participation in the 1993 and 1996 Plans as a non-employee Director.

         Under a separate option agreement, during December 1999, the Company granted Mr. Carlton M. Johnson, as compensation for his services as a member of the Board of Directors, a nonqualified option to purchase up to 250,000 shares of Common Stock at $0.34 per share, which was the fair market value on the date of grant. The option vested immediately. In addition, during April 2000, Mr. Johnson was granted an option to purchase up to 100,000 shares of Common Stock at an exercise price of $3.69 per share, which was the fair market value on the date of grant. This option vests on April 13, 2002 with respect to 33,333 shares, on April 13, 2003 with respect to 33,333 shares and on April 13, 2004 with respect to 33,334 shares. Mr. Johnson has assisted the Company with various legal matters in addition to his normal duties as a Director.

         Under a separate option agreement, during July 1999, the Company granted Clive R. Taylor, M.D., Ph.D., as compensation for his services as a member of the Board of Directors and as a consultant to the Company, a nonqualified option to purchase up to 40,000 shares of the Common Stock at $1.1875 per share, which was the fair market value at the date of grant. The option vested on the date on grant. In addition, during December 1999, when the Company had significant payables to vendors and patent attorneys and the Company was near a time of being delisted from The NASDAQ Stock Market and the Company was aware of numerous employees who had job opportunities with companies who had stronger financial resources, the Board of Directors felt it was imperative for the Company to maintain certain key employees and directors who were familiar with the Company's technologies, clinical trials and business activities. As a result, the Company granted Dr. Taylor, a nonqualified option to purchase up to 500,000 shares of the Common Stock at $0.34 per share, which was the fair market value at the date of grant. This option will vest one-third annually beginning December 22, 2001. In addition, Dr. Taylor received $24,000 during fiscal year 2000 for scientific professional fees.

         Mr. Legere and Mr. Swartz did not receive any compensation for their services as members of the Board of Directors and waived their participation in the 1993 and 1996 Plans as non-employee Directors.

         Under the Equity Line of Credit, the Company issued 882,911 shares of Common Stock and warrants to purchase 88,267 shares of Common Stock and paid cash commissions of $668,100 during fiscal year 2000 as placement agent fees to Dunwoody Brokerage Services, Inc. Mr. Swartz has a contractual right to 50% of the placement fees paid to Dunwoody Brokerage Services, Inc.

         Other transactions with directors are more fully disclosed in the Company's Annual Report on Form 10-K for the year ended April 30, 2000 as filed with the Securities & Exchange Commission on July 31, 2000.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

         There are no family relationships among any of the directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held 18 meetings during the fiscal year ended April 30, 2000. Each incumbent Director attended at least seventy-five percent (75%) of the aggregate number of meetings of the Board of which he was a member in the fiscal year ended April 30, 2000.

         The Organization and Compensation Committee reviews employee and incentive compensation plans, the Company's Stock Option and Purchase Plans, and reviews and makes recommendations to the Board of Directors with respect to base salary adjustments and bonuses for all officers and other key personnel of the Company. The Organization and Compensation Committee held 5 meetings during the fiscal year ended April 30, 2000. In addition, the Committee reviews the effectiveness of the overall Company organization and the Board of Directors, including nominating individuals to serve as members of the Board of Directors. The Committee's members are Mr. Eric S. Swartz and Dr. Clive R. Taylor.

         The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits and quarterly reviews, and reviewing internal accounting controls. The Audit Committee held one meeting during the fiscal year ended April 30, 2000. On June 2, 2000, the Board of Directors adopted a new Audit Committee Charter that complies with the new standards set forth in Securities and Exchange Commission regulations and Nasdaq's independent director and audit committee listing standards. These changes require, in part, that all companies listed on Nasdaq or that had applied for listing on Nasdaq prior to December 14, 1999, certify by June 14, 2000 that they have adopted a formal written Audit Committee Charter and that they will review and assess the adequacy of the charter on an annual basis. In addition, all of such companies must also certify that they comply, and will continue to comply, with the new Audit Committee structure and membership requirements set forth in such regulations and listing standards by June 14, 2001. The Company's new Audit Committee Charter is attached to this Proxy Statement as Appendix A. The current Audit Committee members are Mr. Carlton M. Johnson, Mr. Edward J. Legere and Mr. Eric S. Swartz.

                                 PROPOSAL NO. 2
     APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
          CHANGE THE COMPANY'S NAME TO PEREGRINE PHARMACEUTICALS, INC.

         The Board recommends that the Company's name be changed from TECHNICLONE CORPORATION to PEREGRINE PHARMACEUTICALS, INC. The Board may, in its sole discretion, determine if and when the name change will be effected. The Board believes the new name reflects the Company's new strategic business plan to develop monoclonal antibodies for the diagnosis and treatment of cancer and also reflects the Company's new start. The name Peregrine was derived from the patron saint of cancer, Saint Peregrine. Peregrine is also the current name of the Company's wholly owned subsidiary, which name will be changed at a later date. The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require the Company's stockholders to surrender or exchange any stock certificates that they currently hold.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO PEREGRINE PHARMACEUTICALS, INC.


                                 PROPOSAL NO. 3
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ended April 30, 2000 and the fiscal year ending April 30, 2001, and recommends that Stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         On April 15, 1999, the Board of Directors of the Company approved the engagement of Ernst & Young LLP as the Company's principal independent public accountants, effective as of such date. Prior to the appointment of Ernst & Young LLP, the Company had not consulted with Ernst & Young LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Company's prior principal independent public accountants, Deloitte & Touche LLP had been dismissed by the Company on March 11, 1999. There were no disagreements between management and Deloitte & Touche LLP on any matter of accounting principals or practices, financial statement disclosure or auditing, scope or procedure.

         During fiscal years ended April 30, 2000 and April 30, 1999, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. In the Company's fiscal year ended April 30, 1998, there were no disagreements between the Company and Deloitte & Touche LLP (the Company's previous auditors) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The audit reports of Ernst & Young LLP on the Company's consolidated financial statements for the fiscal years ended April 30, 2000 and April 30, 1999 contained no adverse opinion, disclaimer of opinion or modification or qualification as to uncertainty, audit scope or accounting principles. The audit report of Deloitte & Touche LLP on the Company's consolidated financial statements for the fiscal year ended April 30, 1998 contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to the executive officers and directors of the Company as of April 30, 2000.


                     NAME                       AGE                            POSITION
     -------------------------------------    --------    ---------------------------------------------------
     John N. Bonfiglio, Ph.D.                   45        President & Chief Executive Officer

     Terrence G. Chew, M.D.                     53        Vice President, Regulatory & Clinical Affairs

     Steven W. King                             36        Vice President, Technology & Product Development

     Paul J. Lytle                              32        Vice President, Finance & Accounting and
                                                          Corporate Secretary

     Carlton M. Johnson (1)                     40        Director

     Edward J. Legere (1)                       37        Director

     Eric S. Swartz (1)(2)                      44        Director

     Clive R. Taylor, M.D., Ph.D. (2)           56        Director


--------------------

(1)      Member of the Audit Committee

(2)      Member of the Organization and Compensation Committee


         JOHN N. BONFIGLIO, PH.D., was appointed President and Chief Executive Officer on May 24, 2000. He previously served as interim President, Vice President of Technology and Business Development and interim Vice President of Regulatory and Clinical Affairs. He began employment with Techniclone on July 14, 1997. From January 1997 through June 1997, he was the Director of Strategic Business for Baxter Cardiovascular group where his responsibilities included strategic planning, business development and technology assessment. From July 1994 until January 1997, he was the Director of Business Development at Baxter Immunotherapy Group with responsibilities for licensing, strategic planning and technology assessment. From July 1983 until July 1994, Dr. Bonfiglio was employed by Allergan Inc. He held a variety of roles including senior scientist, project director, director of business planning and director of strategic marketing. Dr. Bonfiglio holds a Ph.D. in organic chemistry from The University of California at San Diego and a M.B.A. from Pepperdine University.

         TERRENCE G. CHEW, M.D., started with Techniclone on August 30, 1999 as the Vice President of Regulatory and Clinical Affairs. Dr. Chew comes to the Company from SkyePharma Inc. a publicly traded pharmaceutical company, where he guided the clinical development and regulatory program for a drug that resulted in FDA approval. Prior to SkyePharma Inc., he was Medical Research Director at Agouron Pharmaceuticals from 1996 to 1998 where he was involved in all phases of clinical development of several oncology compounds. Previous to this, Dr. Chew held clinical research and medical positions with Johnson & Johnson Company and Rhone-Poulenc Rorer Corporation (now Aventis). In addition to his academic experience that includes positions as Medical Director at Saint Francis Memorial Hospital, and Assistant Clinical Professor (Oncology) at University of California, Davis, Dr. Chew also spent 14 years in the private practice of oncology and hematology. He holds a Bachelors Degree in Biochemistry from the University of California, Berkeley, and received his M.D. from the University of California, Los Angeles.

         STEVEN W. KING was appointed the Vice President of Technology and Product Development during February 2000. Mr. King joined Techniclone in 1997 in the capacity of Director of Research and Development. Mr. King was previously employed at Peregrine Pharmaceuticals (the Vascular Targeting Agent (VTA) company which Techniclone acquired in 1997). In 1998, he was promoted to Senior Director of Research and Development and has been responsible for all new product development and radiolabeling programs. Mr. King previously worked with Dr. Phillip Thorpe, inventor of the VTA Technology, at the University of Texas Southwestern Medical Center at Dallas and is a co-inventor on over 25 U.S. and foreign patent applications in the VTA area.

         PAUL J. LYTLE was appointed Vice President of Finance and Accounting on February 15, 2000 and later appointed Corporate Secretary on June 19, 2000. Mr. Lytle started with the Company in March 1997 as the Company's Corporate Controller, when he implemented a new interfaced accounting system for the Company. Mr. Lytle currently oversees Finance & Accounting, SEC Reporting, Human Resources and Information Technology. Prior to joining Techniclone, Mr. Lytle worked for Deloitte & Touche LLP, a Big 5 Accounting Firm, from 1992 to 1997, where he coordinated, planned, supervised, and consulted on financial audits for clients in various industries, including biotechnology, healthcare, manufacturing and service related entities. Prior to Deloitte & Touche LLP, Mr. Lytle worked in the retail branch division for two separate banking institutions. Mr. Lytle holds a Bachelor of Science in Business Administration from the California State University at Long Beach and is a certified public accountant in the State of California.

         A detail discussion of directors can be found under Proposal No. 1., Election of Directors.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         Set forth below is certain information as of August 25, 2000, regarding the beneficial ownership of the Common Stock by, (i) all Directors and Director nominees, (ii) each of the Named Executive Officers identified in the Summary Compensation Table, (iii) all Directors and executive officers as a group and
(iv) each person known by the Company to own more than five percent (5%) of the voting securities of the Company.

                                                                            BENEFICIAL OWNERSHIP OF
                                                                                  COMMON STOCK
                                                                    -----------------------------------------
                        NAME AND ADDRESS
                       OF BENEFICIAL OWNER                          NUMBER OF SHARES (A)       PERCENT (B)
  --------------------------------------------------------------    ---------------------     ---------------
  Carlton M. Johnson
    14282 Franklin Avenue, Tustin, California  92780                       250,000 (C)                *

  Edward J. Legere
    14282 Franklin Avenue, Tustin, California  92780                    12,247,142 (D)              12.05%

  Eric S. Swartz
    14282 Franklin Avenue, Tustin, California  92780                     2,301,250 (E)               2.39%


                                                                            BENEFICIAL OWNERSHIP OF
                                                                                  COMMON STOCK
                                                                    -----------------------------------------
                        NAME AND ADDRESS
                       OF BENEFICIAL OWNER                          NUMBER OF SHARES (A)       PERCENT (B)
  --------------------------------------------------------------    ---------------------     ---------------
  Clive R. Taylor, M.D., Ph.D.
    14282 Franklin Avenue, Tustin, California  92780                       950,500 (F)                *

  John N. Bonfiglio
    14282 Franklin Avenue, Tustin, California  92780                       333,667 (G)                *

  Terrence G. Chew, M.D.
    14282 Franklin Avenue, Tustin, California  92780                       169,167 (H)                *

  Steven W. King
    14282 Franklin Avenue, Tustin, California  92780                        78,667 (I)                *

  Paul J. Lytle
    14282 Franklin Avenue, Tustin, California  92780                        74,000 (I)                *

  Larry O. Bymaster
    14282 Franklin Avenue, Tustin, California  92780                             -0-                 -0-

  All Directors and Executive Officers as a Group (9 in number)         16,404,393 (J)              15.72%

----------------------------

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

(A) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock, shown as beneficially owned by them, subject to community property laws where applicable.

(B) Percentages for the Common Stock computed on the basis of 95,230,511 shares outstanding at August 25, 2000, plus shares that could be acquired by each Director, nominee for Director or Named Executive Officer individually through the exercise of stock options and warrants during the 60-day period ending October 24, 2000.

(C) Includes 250,000 shares of Common Stock issuable upon the exercise of outstanding stock options exercisable during the 60-day period ending October 24, 2000.

(D) Includes 3,123,333 shares of Common Stock owned by Legere Enterprises, Ltd., a Nevada limited partnership owned by Mr. Legere and members of his family. Also includes 2,723,809 shares of Common Stock owned by Biotechnology Development, Ltd. and an aggregate of 6,400,000 shares of Common Stock issuable upon exercise of warrants owned by Biotechnology Development, Ltd. Biotechnology Development, Ltd. is a Nevada limited partnership controlled by Mr. Legere.

(E) Includes 144,195 shares of Common Stock issuable upon the exercise of warrants owned by Eric S. Swartz and; 480,000 shares of Common Stock owned by Swartz Investments, LLC and 480,000 shares of Common Stock issuable upon the exercise of warrants owned by Swartz Investments, LLC and; 449,020 shares of Common Stock owned by Dunwoody Brokerage Services, Inc. and 53,806 shares of Common Stock issuable upon the exercise of warrants owned by Dunwoody Brokerage Services, Inc. and; 375,000 shares of Common Stock issuable upon the exercise of warrants owned by Swartz Private Equity, LLC. Mr. Swartz maintains an equity ownership of 60% in Swartz Investments, LLC and 50% in Swartz Private Equity, LLC. Mr. Swartz has a contractual right to 50% of the shares and warrants held in the name of Dunwoody Brokerage Services, Inc.

(F) Includes 42,000 shares owned by members of Dr. Taylor's family as to which he may be deemed to be the beneficial owner. Also includes 889,500 shares of Common Stock issuable upon the exercise of outstanding stock options during the 60-day period ending October 24, 2000.

(G) Includes 331,667 shares of Common Stock issuable upon the exercise of outstanding stock options exercisable during the 60-day period ending October 24, 2000.

(H) Includes 112,500 shares of Common Stock issuable upon the exercise of outstanding stock options exercisable during the 60-day period ending October 24, 2000.

(I) Includes 55,000 shares of Common Stock issuable upon the exercise of outstanding stock options exercisable during the 60-day period ending October 24, 2000.

(J)      Includes the securities described in (C), (D), (E), (F), (G), (H), and
         (I).


                   EXECUTIVE COMPENSATION AND RELATED MATTERS

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation earned by the current President and Chief Executive Officer, the former Chief Executive Officer, and three current officers of the Company whose compensation exceeded $100,000 for fiscal year 2000, for services rendered in all capacities to the Company for each of the last three fiscal years. All the individuals named in the table will hereinafter be referred to as the "Named Executive Officers".

                                                                                 LONG-TERM
                                             ANNUAL COMPENSATION            COMPENSATION AWARD
                                     ------------------------------------   ------------------
                                     FISCAL                                     SECURITIES
   NAME AND PRINCIPAL POSITION        YEAR     SALARY (1)        BONUS      UNDERLYING OPTIONS   OTHER COMPENSATION
   ---------------------------        ----     ----------        -----      ------------------   ------------------
John N. Bonfiglio, Ph.D.              2000    $    201,811   $     70,875          1,066,666            -    (3)
   President and Chief Executive      1999    $    140,769   $     63,000            120,000            -    (3)
   Officer (4)                        1998    $    108,224   $        -               80,000            -    (3)

Larry O. Bymaster                     2000    $    147,115   $        -              950,000      $   22,395 (2)
   former President and               1999    $    240,385   $    125,000          1,250,000      $   25,671 (2)
   Chief Executive Officer (5)        1998    $        -     $        -                 -               -

Terrence Chew, M.D.                   2000    $    134,615   $        -              650,000            -    (3)
   Vice President, Regulatory and     1999    $        -     $        -                 -               -
   Clinical Affairs (6)               1998    $        -     $        -                 -               -

Steven King
   Vice President,                    2000    $    131,692   $     17,500            480,000            -    (3)
   Technology &                       1999    $     86,596   $        -               30,000            -    (3)
   Product Development                1998    $     54,462   $        -               60,000            -    (3)

Paul J. Lytle,
   Vice President,                    2000    $    113,253   $     17,500            330,000            -    (3)
   Finance and Accounting,            1999    $     82,212   $        -               30,000            -    (3)
   Corporate Secretary                1998    $     74,300   $        -               60,000            -    (3)

-----------------------------
(1) Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each year and includes amounts deferred under the Company's 401-K Plan.
(2) Primarily includes $19,901 paid as reimbursement for life insurance premiums.
(3) Amounts were not significant enough to meet the disclosure requirements.
(4) Dr. Bonfiglio entered into an Employment Agreement with the Company effective May 24, 2000 for the position of President and Chief Executive Officer. He was previously employed by the Company as its interim President, Vice President of Technology and Business Development and interim Vice President of Clinical and Regulatory Affairs. The Employment Agreement provides for Dr. Bonfiglio to be employed for twelve (12) months at a base salary of $235,000. If Dr. Bonfiglio's employment is terminated by the Company without cause or within ninety (90) days following a change in control of the Company, he will receive an amount equal to six (6) months pay at his base rate.
(5)      Mr. Bymaster resigned from such position on November 3, 1999.
(6)      Dr. Chew commenced employment with the Company on August 30, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in the fiscal year ended April 30, 2000 to the Named Executive Officers.

                                                                  PERCENT
                                                               TOTAL OPTIONS
                                    NUMBER OF SECURITIES         GRANTED TO                                            GRANT
                                         UNDERLYING           ALL EMPLOYEES IN        EXERCISE        EXPIRATION       DATE
    NAMED OFFICER       GRANT DATE     OPTIONS GRANTED        FISCAL YEAR (1)      PRICE ($/SHARE)       DATE        VALUE (3)
--------------------    ----------     ---------------        ---------------      ---------------       ----        ---------
John N. Bonfiglio        05/03/99           466,666  (4)              5.6%        $     1.0625 (2)     05/03/09     $   325,925
                         12/22/99           375,000  (5)              4.5%        $     0.3400 (2)     12/22/09     $    99,607
                         12/22/99            75,000  (6)              0.9%        $    10.0000 (6)     12/22/09     $    14,499
                         12/22/99            75,000  (7)              0.9%        $    20.0000 (7)     12/22/09     $    12,289
                         12/22/99            75,000  (8)              0.9%        $    30.0000 (8)     12/22/09     $    10,995

Larry O. Bymaster        05/03/99           950,000  (4)             11.4%        $     1.0625 (2)     05/03/09     $   663,488

Terrence G. Chew         08/30/99           450,000  (4)              5.4%        $     1.0000 (2)     08/30/09     $   295,796
                         12/22/99           200,000  (5)              2.4%        $     0.3400 (2)     12/22/09     $    53,124

Steven W. King           05/03/99           130,000  (4)              1.6%        $     1.0625 (2)     05/03/09     $    90,793
                         12/22/99           350,000  (9)              4.2%        $     0.3400 (2)     12/22/09     $    73,045

Paul J. Lytle            05/03/99           130,000  (4)              1.6%        $     1.0625 (2)     05/03/09     $    90,793
                         12/22/99           200,000  (5)              2.4%        $     0.3400 (2)     12/22/09     $    53,124

-----------------------------
(1) Options to purchase an aggregate of 8,326,603 shares were granted to all employees, Directors and consultants in the fiscal year ended April 30, 2000, including the Named Executive Officers under the Company's 1996 Stock Incentive Plan.

(2) The exercise price may be paid in cash or shares of the Common Stock valued at fair market value on the date of exercise. All options were issued for an exercise price at least equal to fair market value on the date of grant. Fair market value is the closing price of the Common Stock on the date of grant.

(3) The grant date value was estimated at the date of grant using the Black-Scholes option pricing model, assuming an average expected life of approximately four years, a risk-free interest rate of 6.39% and a volatility factor ranging from 86% to 135%. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. Option valuation models require the input of highly subjective assumptions, including the expected stock volatility. Because the Company's options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair values estimated, in the opinion of management, the existing models do not necessarily provide a reliable measure of the fair value of its options.

(4) Option will vest equally over four years commencing on the first anniversary date from the date of grant.

(5) Of the total option grant, one-third of the options vested on the date of grant, one-third of the options will vest on December 22, 2001 and one-third of the options will vest on December 22, 2002. Up to 20% of the total option grant may vest sooner upon the achievement of predetermined milestones as established by the Board of Directors.

(6) Option will vest upon the Company's average closing stock price reaching $10.00 per share for 60 consecutive trading days.

(7) Option will vest upon the Company's average closing stock price reaching $20.00 per share for 60 consecutive trading days.

(8) Option will vest upon the Company's average closing stock price reaching $30.00 per share for 60 consecutive trading days.

(9) Of the total options granted, 75,000 options will vest on December 22, 2001. Of the remaining 275,000 options, one-third of the options vested on the date of grant, one-third of the options will vest on December 22, 2001 and one-third of the options will vest on December 22, 2002. Up to 20% of the 275,000 options granted may vest sooner upon the achievement of predetermined milestones as established by the Board of Directors.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table provides information on option exercises in the fiscal year ended April 30, 2000, by the Named Executive Officers and the value of unexercised options held by the Named Executive Officers as of April 30, 2000.

                                                                  NUMBER OF
                                                      SECURITIES UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                                  OPTIONS                   IN-THE-MONEY OPTIONS AT
                          SHARES                              AT APRIL 30, 2000               APRIL 30, 2000 (2)
                       ACQUIRED ON       VALUE                -----------------               ------------------
           NAME          EXERCISE     REALIZED (1)     EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
           ----          --------     ------------     -----------      -------------     -----------     -------------
John N. Bonfiglio          30,000     $   112,920          165,000          1,071,666     $   594,738     $   2,797,481

Larry O. Bymaster         500,000     $   792,766             -                 -         $      -        $        -

Terrence G. Chew           66,667     $   684,981 (3)         -               583,333     $      -        $   1,947,374

Steven W. King            114,167     $   461,464 (4)         -               440,833     $      -        $   1,566,255

Paul J. Lytle             104,167     $   405,213 (5)         -               315,833     $      -        $   1,085,317

-----------------------------
(1) The value realized upon the exercise of stock options represents the positive spread between the exercise price of the stock option and the market value of the shares subject to such options on the date of exercise.
(2) The value of "in-the-money" stock options represents the positive spread between the exercise price of the option and the market value of the underlying shares based on the closing stock price on April 28, 2000, which was $4.1875 per share.
(3) Includes 56,667 shares of Common Stock being held by Dr. Chew with a realized value of $657,224 as calculated on the date of exercise.

(4) Includes 21,667 shares of Common Stock being held by Mr. King with a realized value of $229,627 as calculated on the date of exercise.
(5) Includes 19,000 shares of Common Stock being held by Mr. Lytle with a realized value of $228,665 as calculated on the date of exercise.


              REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE

         The following report is submitted by the members of the Organization and Compensation Committee with respect to the executive compensation policies established by the Organization and Compensation Committee and compensation paid or awarded to executive officers for the fiscal year ended April 30, 2000.

         COMPENSATION POLICIES AND OBJECTIVES. The administration of the Company's compensation program is designed to attract, motivate and retain the executive talent needed to optimize stockholder value in a highly competitive and uncertain environment. The Organization and Compensation Committee determines the Chief Executive Officer's compensation and the compensation of all executive officers by taking into consideration (i) what other chief executive officers and executive officers in the industry receive as compensation, (ii) what the Company can afford to pay, (iii) available alternative sources of compensation such as incentive stock options, (iv) annual incentive compensation that varies in a consistent manner with achievement of individual objectives and financial performance objectives of the Company, and
(v) long-term incentive compensation that focuses executive efforts on building stockholder value through meeting longer-term financial and strategic goals. In designing and administering its executive compensation program, the Company attempts to strike an appropriate balance among these various elements. As the Company has a history of operating losses, no specific relationship of the Company's financial performance was used in determining executive officer compensation.

         The Organization and Compensation Committee took into consideration the compensation of executive officers of similar companies within the industry for consideration of executive officer salaries. In addition, the Board utilized a comprehensive report issued by Frederick W. Cook and Co., Inc. in making its decision with respect to the compensation paid to the executive officers of the Company. While the Organization and Compensation Committee considers the salary of other executive officers in the industry important in the consideration of its decision with respect to the executive officers' compensation, in light of the recent turnover in the Company's executive ranks, the controlling factors were the compensation requirements necessary to retain the remaining current executive officers. Accordingly, the Organization and Compensation Committee based its determination of executive compensation primarily by way of comparison to the total compensation package of executive officers at comparable companies, consisting of bonus compensation and option grants in addition to an annual salary and benefits, while taking into consideration the financial condition of the Company.

         CEO COMPENSATION.

         LONG-TERM INCENTIVE COMPENSATION - STOCK OPTIONS. Options provide executives with the opportunity to buy and maintain an equity interest in the Company and to share in the appreciation of the value of the Common Stock. Stock options only have value if the stock price appreciates in value from the date the options are granted. The number of options granted to each employee was based primarily on the employee's ability to influence the Company's long-term growth and profitability. If a participant were to leave prior to vesting in these options, a significant number of the options would be forfeited. This makes it more difficult for competitors to recruit key employees away from the Company during this critical time for clinical trials. In addition, these grants bring the percentage of fully diluted shares outstanding held by Techniclone's executive officers and employees more in line with peer organizations. The Organization and Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely align the interests of management and other employees of the Company with stockholder value and motivate the Company's officers to improve long-term stock market performance.

         BENEFITS. Benefits offered to employees serve a different purpose than do the other elements of total compensation. In general, they are designed to provide a safety net of protection against the adverse financial effects that can result from illness, disability or death and to provide a reasonable level of insurance coverage for any medical, dental and vision problems that may be experienced by the Company's employees, as well as preventative care, at a reduced expense to the Company's employees. Benefits offered to executive officers are largely the same as those that are offered to the general employee population.

         Respectfully submitted,

         THE ORGANIZATION AND COMPENSATION COMMITTEE


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) Stockholders are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended April 30, 2000, the Company's officers, Directors and all persons who own more than ten percent (10%) of a registered class of the Company's equity securities complied with all Section 16(a) filing requirements except for one late filing by Mr. Legere with respect to Schedule 13G, which was filed on August 17, 2000.

     ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER TRADING

         The following non-employee Directors serve on the Organization and Compensation Committee of the Board of Directors: Eric S. Swartz and Clive R. Taylor, M.D., Ph.D. There are no interlocks of executive officers or Directors of the Company serving on the compensation committee or equivalent committee of another entity which has any director or executive officer serving on the Organization and Compensation Committee, other committees or the Board of Directors of the Company.

                               COMPANY PERFORMANCE

         The following graph shows a comparison of cumulative total returns for the Company, Nasdaq Market Index and Nasdaq Peer group for the period that commenced on April 30, 1995 and ended April 30, 2000.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PERFORMANCE GRAPH BELOW AND THE UNDERLYING DATA, SHALL NOT BE INCORPORATED BY REFERENCE IN ANY SUCH FILINGS.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS






              [COMPARISON OF CUMULATIVE TOTAL RETURNS GRAPH HERE]







         The underlying data for the above graph is as follows:


                                       April 30,    April 30,   April 30,    April 30,   April 30,   April 30,
                                         1995         1996        1997        1998         1999        2000
                                      ----------- ------------ ----------- ------------ ----------- -----------
     Techniclone Corporation          $     100   $     501    $      378  $      57    $      77   $     342
     Nasdaq Pharmaceutical Index      $     100   $     180    $      148  $     183    $     219   $     432
     Nasdaq Market Index              $     100   $     143    $      151  $     226    $     309   $     471

         The total cumulative returns on investment shown for the Company, the Nasdaq Market Index and the Nasdaq Pharmaceutical Index are based on the assumptions that on May 1, 1995, $100 was invested in the Common Stock and in each Index and that all dividends were reinvested. The Nasdaq Market Index and the Nasdaq Pharmaceutical Index were prepared by The Center for Research in Security Prices.

                          ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report to Stockholders of the Company for the fiscal year ended April 30, 2000, including audited consolidated financial statements, has been mailed to the Stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                           ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Techniclone Corporation, Attention: Investor Relations, 14282 Franklin Avenue, Tustin, California 92780-7017. If Exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company's public filings, including the Annual Report on Form 10-K, can be found on the world wide web at www.sec.gov.


                              STOCKHOLDER PROPOSALS

         Pursuant to Regulation 14a-8 of the Securities and Exchange Commission, proposals by Stockholders which are intended for inclusion in the Company's proxy statement and proxy to be presented at the Company's next annual meeting must be received by the Company by May 16, 2001, in order to be considered for inclusion in the Company's proxy materials. Such proposals shall be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. For all other proposals by Stockholders to be timely, a Stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no later than August 1, 2001. If a Stockholder fails to so notify the Company of any such proposal prior to such date, management of the Company will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in the Company's proxy statement).


                                  OTHER MATTERS

         Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

                                            By Order of the Board of Directors



                                            /s/ Paul J. Lytle
                                            -----------------
                                            Paul J. Lytle,
                                            Vice President, Finance & Accounting
                                            Corporate Secretary

September 8, 2000

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER
                                       OF
                             TECHNICLONE CORPORATION

         The Audit Committee is appointed by the Company's Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal financial and accounting department and its independent accountants. The Board has adopted and approved this charter which will govern the activities of the Audit Committee.

         The Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. ("Nasdaq") rules on audit committees. The Audit Committee shall have at least three members, all of whom are directors and all of whom have no relationship with the Company that may interfere with the exercise of their independent judgment from management and the Company. Each member shall be financially literate or must so become within a reasonable time after appointment to the Audit Committee. At least one member shall have accounting or related financial expertise.

         The Audit Committee shall have the authority to request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Under special circumstances that may arise, the Committee may request authority to retain special legal counsel, accountants or other consultants to advise the Committee.

         As a matter of practice, the Company schedules its regular quarterly Board meetings at intervals that allow for the review of the Company's quarterly and year-to-date financial statements prior to filing the periodic reports with the Securities and Exchange Commission (the "SEC") and making any public announcement of financial results. Since the Audit Committee members are also Directors, the Audit Committee review of such financial reports will be conducted as a part of the Board's review at each quarterly meeting.

         Many of the responsibilities of the Audit Committee under the Charter will be met by conducting its periodic reviews at the quarterly Board meetings. In addition to these quarterly reviews conducted at the Board meetings, the Audit Committee shall meet separately at least three times each year and shall make regular reports of such meetings to the Board.

         The Audit Committee shall have the following responsibilities:


GENERAL
-------

         1. Review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval.

         2. Recommend to the Board the appointment of the independent accountants, which firm is ultimately accountable to the Audit Committee and the Board, approve the fees to be paid to such accountants, and meet at least annually with such accountants.

         3. Review the appointment and replacement of senior internal financial and accounting executives, and meet at least annually with such executives.

         4. Review suggestions for improvements and changes to the Company's auditing and accounting principles and practices provided by the independent accountants, internal accountants or management.

         5. Obtain reports from management, the Company's senior internal accounting executive and the independent accountants regarding the compliance of the Company, its subsidiaries and affiliated entities with applicable legal requirements and the Company's operating policies.

         6. Ensure that the quarterly unaudited financial statements are submitted to the independent accountants for review; and that the independent accountants have issued their opinion on the annual audited financial statements.

         7. Review with the Company's legal counsel (i) legal matters that may have a material impact on the financial statements, (ii) the Company's compliance policies, (iii) any material reports or inquiries received from regulators or governmental agencies, and (iv) any significant irregularities or illegal acts that have come to their attention and management's follow-up of such activities.

         8. Ensure that the Company makes its required disclosures regarding the independence of the Audit Committee.

Board of Directors and Management - Related Responsibilities
------------------------------------------------------------

         1. Evaluate together with the Board the performance of the independent accountants on at least an annual basis, and, if so determined by the Audit Committee, recommend that the Board replace the independent accountants.

         2. Review with management the annual audited financial statements and the results of the audit, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and consider whether or not to recommend to the Board the inclusion of such statements in the Annual Report on Form 10K to be filed with the SEC.

         3. Subsequent to the review by the independent accountants and prior to the filing or release of the quarterly financial statements, review such statements with management at each quarterly Board meeting, and review the process management uses to develop and summarize quarterly financial information.

         4. Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         5. Review the significant reports to management prepared by the internal financial and accounting department and management's responses.

         6. Advise the Board regarding the Company's compliance with applicable laws and regulations and with the Company's operating policies.

Audit Committee
---------------

         1. Meet with the independent accountants prior to the audit of the annual financial statements to review the planning and staffing of the audit.

         2. Meet with the independent accountants to review the annual audited financial statements and the results of the audit prior to its release, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and discuss the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         3. Meet with the independent accountants after completion of the Audit, review with the independent accountants any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company's response to that letter. Such review should include:

                  (1) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

                  (2) Any changes required in the planned scope of the internal audit; and

                  (3) The internal audit department responsibilities, budget and staffing.

         4. Review analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         5.       Obtain from the independent accountants' assurance that
                  Section 10A of the Private Securities Litigation Reform Act of 1995 has not been invoked with respect to the accountant's detection or awareness of possible illegal acts.

         6. Receive reports and letters from the independent accountants regarding the accountants independence, at least annually, as required by Independence Standards Board Standard No. 1, discuss such reports and letters, including any disclosed relationships or services that may affect the auditors' independence, with the accountants, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the accountants.

         7. Provide annual confirmation to the Nasdaq regarding compliance with Nasdaq requirements.

Reports
-------

         1. Prepare the report required by the SEC rules to be included in the Company's annual proxy statement.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with applicable laws and regulations.

TECHNICLONE CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 24, 2000

         The undersigned hereby appoints John N. Bonfiglio and Paul J. Lytle, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of Common Stock of Techniclone Corporation held of record by the undersigned on August 25, 2000, at the Annual Meeting of Stockholders to be held at Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612 on October 24, 2000, at 10:00 A.M., Pacific Time, and at any and all adjournments thereof.

         1. ELECTION OF DIRECTORS:

                  [   ]  FOR                           [   ]  WITHHOLD AUTHORITY

                  approval of the election of all nominees listed below (except as marked to the contrary below):

                               Carlton M. Johnson
                               Edward J. Legere
                               Eric S. Swartz
                               Clive R. Taylor, M.D., Ph.D.

         2. NAME CHANGE OF THE CORPORATION TO PEREGRINE PHARMACEUTICAL, INC.


                  [   ]  FOR            [   ]  AGAINST            [   ]  ABSTAIN


         3. APPOINTMENT OF INDEPENDENT AUDITORS. Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending April 30, 2001.

                  [   ]  FOR            [   ]  AGAINST            [   ]  ABSTAIN

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                              Dated: _____________________, 2000


                                              Name:_____________________________


                                              Common Shares:____________________


                                              __________________________________
                                                          Signature


                                              __________________________________

                                                    Signature (if jointly held)


                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenants, both
                                              should sign. When signing as
                                              attorney, as executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. If a corporation,
                                              please sign in full corporate
                                              name by President or other
                                              authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

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